Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 21, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021

JPMORGAN SMALL CAP VALUE PORTFOLIO

Effective immediately, Lindsey Houghton no longer serves as portfolio manager of the JPMorgan Small Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the statement of additional information of the Portfolio.

Effective immediately, in the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Ms. Houghton is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE